                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): August 12, 2002


                               ARAMARK CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                    001-16807
                            (Commission File Number)

                                   23-3086414
                        (IRS Employer Identification No.)

                               1101 Market Street
                        Philadelphia, Pennsylvania 19107
               (Address of Principal Executive Offices) (Zip Code)

                                 (215) 238-3000
              (Registrants' Telephone Number, Including Area Code)

Item 9.  Regulation FD Disclosure.

          On August 12, 2002, Joseph Neubauer, Chief Executive Officer of ARAMARK Corporation, a Delaware corporation (the "Registrant"), and L. Frederick Sutherland, Chief Financial Officer of the Registrant, filed sworn statements with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's order of June 27, 2002 (File No. 4-460), requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, as amended (the "Act"). Copies of each sworn statement are furnished as Exhibits 99.1 and 99.2 to this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ARAMARK CORPORATION

                                        By:  /s/ L. Frederick Sutherland
                                           -----------------------------
                                           Name:  L. Frederick Sutherland
                                           Title: Executive Vice President
                                                    and Chief Financial
                                                    Officer


Dated:  August 12, 2002

                                 EXHIBIT INDEX

Exhibit
Number            Title

99.1 Statement under oath of the Registrant's Chief Executive Officer pursuant to Section 21(a)(1) of the Act.

99.2 Statement under oath of the Registrant's Chief Financial Officer pursuant to Section 21(a)(1) of the Act.